UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2014

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Wilbur Street	11563
Lynbrook, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:516.593.7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Comment

            Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

Item 8.01.           Other Events

            On September 18, 2014, the Company announced that data from the MULTICORD (MULtiple Treatment Investigation of Collagenase Optimizing the Resolution of Dupuytrens) Phase 3b study will be presented by the Company’s partner, Auxilium Pharmaceuticals, Inc., at the 69th Annual Meeting of the American Society for Surgery of the Hand (ASSH) being held in Boston on September 18-20, 2014.

            A press release regarding the announcement is attached hereto as Exhibit 99.1.

Item 9.01.           Financial Statements and Exhibits

(d)        Exhibits.

Exhibit	Description

99.1	Press Release dated September 18, 2014

SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 19, 2014

Biospecifics Technologies Corp.

By:	/s/ Thomas L. Wegman
Name: Thomas L. Wegman
Title: President

Exhibit Index

Exhibit	Description

99.1	Press Release dated September 18, 2014